Exhibit 99.1

AUGUST 6, 2020	FOR IMMEDIATE RELEASE

CONTACT:	GEORGE J. GUARINI
PRESIDENT & CEO
KEARY L. COLWELL, CFO
(925) 476-1800

BAYCOM CORP ANNOUNCES PRICING OF SUBORDINATED NOTES OFFERING

WALNUT CREEK, CA. – BayCom Corp (NASDAQ GSM: BCML) ("BayCom" or the “Company”), the parent company of United Business Bank (the “Bank”), today announced the pricing of its public offering of $65.0 million aggregate principal amount of 5.25% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The price to the public is 100% of the principal amount of the Notes. Interest on the Notes initially will accrue at a rate equal to 5.25% per annum from and including August 10, 2020 to, but excluding, September 15, 2025 or the earlier redemption date, payable semi-annually in arrears. From and including September 15, 2025 to, but excluding, September 15, 2030 or the earlier redemption date, interest will accrue at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the indenture relating to the Notes), plus a spread of 521 basis points, payable quarterly in arrears. The Notes are intended to qualify as Tier 2 capital for regulatory purposes. The offering is expected to close on August 10, 2020, subject to the satisfaction of customary closing conditions.

Janney Montgomery Scott LLC and D.A. Davidson & Co. are acting as book-running managers and Hovde Group, LLC is acting as co-manager for the offering.

The Company estimates that the net proceeds of the offering will be approximately $63.8 million, after deducting underwriting discounts and commissions, but before deducting estimated transaction expenses payable by the Company. The Company intends to use the net proceeds of the offering for general corporate purposes, which may include providing capital to support its growth organically or through strategic acquisitions, repayment or redemption of outstanding indebtedness including a $6.0 million term loan due October 30, 2020, the payment of dividends, financing investments and capital expenditures, repurchasing shares of its common stock, and for investments in the Bank as regulatory capital.

The offering is being made by means of a prospectus supplement and accompanying base prospectus. The Company has filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement (File No. 333-237791) and a preliminary prospectus supplement to the base prospectus contained in the registration statement for the Notes to which this communication relates. The Company will file a final prospectus supplement relating to the Notes. Prospective investors should read the prospectus supplement and the base prospectus in the registration statement and other documents the Company has filed or will file with the SEC for more complete information about the Company and the offering.

Copies of these documents, when available, can be obtained for free by visiting the SEC’s website at www.sec.gov, or may be obtained by contacting Janney Montgomery Scott LLC by email at prospectus@janney.com or D.A. Davidson & Co. by email at prospectusrequest@dadco.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement or the registration statement or prospectus relating thereto.

About BayCom Corp

The Company, through its wholly owned operating subsidiary, United Business Bank, offers a full-range of loans, including SBA, FSA and USDA guaranteed loans, and deposit products and services to businesses and its affiliates in California, Washington, New Mexico and Colorado. The Bank also offers business escrow services and facilitates tax-free exchanges through its Bankers Exchange Division. The Bank is an Equal Housing Lender and a member of FDIC. The Company is traded on the NASDAQ under the symbol “BCML”. For more information, go to www.unitedbusinessbank.com.

Forward-looking Statements

This press release contains statements that are considered forward-looking statements within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of BayCom Corp (referred to below as “we,” “us” or “our”) and its subsidiaries. Our ability to predict results or the actual effects of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements.

The novel coronavirus disease, or COVID-19, pandemic is adversely affecting us, our clients, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways. Other factors that could cause or contribute to such differences include, but are not limited to: expected revenues, cost savings, synergies and other benefits from our recent acquisitions of Grand Mountain Bancshares, Inc. and TIG Bancorp might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses; changes in economic conditions in general and in California, Colorado, Washington, and New Mexico; changes in the levels of general interest rates and the relative differences between short and long-term interest rates, loan and deposit interest rates; uncertainty regarding the future of the London Interbank Offered Rate ("LIBOR"), and the potential transition away from LIBOR toward new interest rate benchmarks such as the Secured Overnight Financing Rate; our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to originate loans held for sale and to sell loans in the secondary market; results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, limit our business activities, require us to change our business mix, increase our allowance for loan and lease losses, write-down asset values or increase our capital levels, affect our ability to borrow funds or maintain or increase deposits; risks related to our acquisition strategy, including our ability to identify future suitable acquisition candidates, exposure to potential asset and credit quality risks and unknown or contingent liabilities, the need for capital to finance such transactions, our ability to obtain required regulatory approvals and possible failures in realizing the anticipated benefits from acquisitions; challenges arising from attempts to expand into new geographic markets, products, or services; future goodwill impairment due to changes in our business, market conditions, including as a result of COVID-19, or other factors; legislative or regulatory changes that adversely affect our business including changes in banking, securities and tax law, and regulatory policies and principles, or the interpretation of regulatory capital or other rules, including changes related to Basel III; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the implementing regulations; our ability to attract and retain deposits; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets and liabilities, which estimates may prove to be incorrect and result in significant changes in valuation; difficulties in reducing risk associated with the loans and securities on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; the effectiveness of our risk management framework; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions, which could expose us to litigation or reputational harm; an inability to keep pace with the rate of technological advances; our ability to retain key members of our senior management team and our ability to attract, motivate and retain qualified personnel; costs and effects of litigation, including settlements and judgments; our ability to implement our business strategies and manage our growth; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; the loss of our large loan and deposit relationships; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; statements with respect to our intentions regarding disclosure and other changes resulting from the Jumpstart Our Business Startups Act of 2012; changes in accounting principles, policies or guidelines and practices, as may be adopted by the financial institution regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; natural disasters, war, terrorist activities or civil unrest and their effects on economic and business environments in which we operation; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services including the Coronavirus Aid, Relief, and Economic Security Act of 2020; and the other risks detailed from time to time in our filings with the SEC, including our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K, all of which could cause actual results to differ from those set forth in the forward-looking statements.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the recent outbreak of the COVID-19 pandemic. You are cautioned not to place undue reliance on any forward-looking statements which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this prospectus supplement, whether as a result of new information, future events or otherwise, except as required by federal securities law.